UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 23, 2016

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Merger Agreement

On May 23, 2016, Ares Capital Corporation, a Maryland corporation (“Ares Capital”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with American Capital, Ltd., a Delaware corporation (“American Capital”), Orion Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Ares Capital (“Acquisition Sub”), Ivy Hill Asset Management, L.P., a Delaware limited partnership and wholly owned portfolio company of Ares Capital (“IHAM”), Ivy Hill Asset Management GP, LLC, a Delaware limited liability company, in its capacity as general partner of IHAM (“IHAM GP”), American Capital Asset Management, LLC (“ACAM”), and solely for the limited purposes set forth therein, Ares Capital Management LLC, a Delaware limited liability company (“Ares Capital Management” or “investment adviser”).  Upon the terms and subject to the conditions set forth in the Merger Agreement, at the closing, (i) ACAM will merge with and into IHAM, with IHAM being the surviving entity in such merger (the “Adviser Merger”) and (ii) substantially concurrent therewith, Acquisition Sub will merge with and into American Capital, with American Capital being the surviving entity in such merger and a wholly owned subsidiary of Ares Capital (the “American Capital Merger” and together with the Adviser Merger, the “Mergers”).  Immediately following the American Capital Merger, American Capital will convert into a Delaware limited liability company and withdraw its election as a “business development company” (as defined in the Investment Company Act of 1940, as amended) (the Mergers, together with the other transactions contemplated by the Merger Agreement, the “Transactions”).

Upon consummation of the Merger Agreement, each share of common stock, par value $0.01 per share, of American Capital (“American Capital Common Stock”) issued and outstanding immediately prior to the effective time of the American Capital Merger will be converted into the right to receive, in accordance with the Merger Agreement, (i) $6.41 per share in cash from Ares Capital, (ii) $1.20 per share in cash from Ares Capital Management, acting solely on its own behalf, (iii) 0.483 shares of common stock, par value $0.001 per share, of Ares Capital (the “Exchange Ratio”) and (iv) (A) if the closing occurs after the record date with respect to Ares Capital’s dividend payable with respect to the fourth quarter of 2016, 37.5% of the Exchange Ratio times Ares Capital’s dividend for such quarter, plus (B) if the closing occurs after the record date with respect to Ares Capital’s dividend payable with respect to the first quarter of 2017, 75% of the Exchange Ratio times Ares Capital’s dividend for such quarter, plus (C) if the closing occurs after the record date with respect to Ares Capital’s dividend for any subsequent quarter, 100% of the Exchange Ratio times Ares Capital’s dividend for such quarter.  Based on the number of shares of American Capital common stock outstanding on the date of the Merger Agreement, this would result in approximately 110.8 million Ares Capital shares being exchanged for approximately 229.3 million outstanding American Capital shares, subject to adjustment in certain limited circumstances. Following consummation of the Transactions, the directors of Ares Capital’s Board of Directors will continue as directors of Ares Capital.

Separately, after the consummation of the transactions contemplated by a definitive agreement entered into by American Capital to sell American Capital Mortgage Management, LLC (“ACMM”) to American Capital Agency Corp. (the “Mortgage Manager Sale”), and upon consummation of the Merger Agreement, each share of American Capital Common Stock will also be entitled to receive $2.45 per share in cash, which amount represents the per share cash consideration to be paid to American Capital pursuant to the Mortgage Manager Sale, minus the per share cost of an insurance premium to be purchased by American Capital to cover potential liability under a transition services agreement to be entered into in connection with the Mortgage Manager Sale.

The Merger Agreement, which is included as Exhibit 2.1 to this current report on Form 8-K and incorporated herein by reference, contains (a) customary representations and warranties of American Capital and Ares Capital, including representations and warranties relating to, among others: corporate organization, capitalization, corporate authority and absence of conflicts, third party and governmental consents and approvals, reports and regulatory matters, financial statements, compliance with law and legal proceedings, absence of certain changes, taxes, employee matters, intellectual property, insurance and certain contracts, (b) limited representations and warranties from IHAM and ACAM, including representations and warranties relating to, among others: corporate organization, capitalization, corporate authority and absence of conflicts, (c) limited representations and warranties from Ares Capital Management, including representations and warranties relating to, among others: corporate organization, capitalization, corporate authority, absence of conflicts and regulatory matters, (d) covenants of American Capital and Ares Capital to conduct their respective businesses in the ordinary course until the American Capital Merger is completed and (e) covenants of American Capital and Ares Capital not to take certain actions during this interim period.  The consummation of the Transactions is also conditioned on the successful completion of the Mortgage Manager Sale.

Among other things, American Capital and Ares Capital have agreed to, and will cause their respective affiliates, consolidated subsidiaries, and each of their respective officers, directors, managers, employees and other advisors, representatives and agents to, immediately cease and cause to be terminated all discussions and negotiations with respect to a “Competing Proposal” (as defined in the Merger Agreement) from a third party and not to directly or indirectly solicit or take any other action (including providing information) with the intent to solicit any inquiry, discussion, proposal or offer with respect to a Competing Proposal.

However, if either American Capital or Ares Capital receives a Competing Proposal from a third party, and the Board of Directors of American Capital or Ares Capital, as applicable, determines in good faith after consultation with its outside legal counsel and independent financial advisers that (i) failure to consider such proposal would reasonably be expected to be inconsistent with the fiduciary duties of the directors under applicable law and (ii) the Competing Proposal constitutes or is reasonably expected to result in a “Superior Proposal” (as defined in the Merger Agreement), then the party receiving such proposal may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied. American Capital or Ares Capital may terminate the Merger Agreement and enter into an agreement with a third party who makes a Superior Proposal, subject to certain procedural requirements and the payment of a $140 million termination fee.

The representations and warranties of each party set forth in the Merger Agreement (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) will not survive consummation of the Merger Agreement and cannot be the basis for any claims under the Merger Agreement by the other party after the Merger Agreement is consummated, (c) are qualified in certain circumstances by a materiality standard which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) may have been included in the Merger Agreement for the purpose of allocating risk between American Capital and Ares Capital rather than establishing matters as facts.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties or their respective businesses.  The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding the parties and the Transactions that will be contained in the joint proxy statement / prospectus that the parties will be filing in connection with the Transactions as well as in the Forms 10-K, Forms 10-Q and other filings that each of American Capital and Ares Capital make with the Securities and Exchange Commission (“SEC”).

The consummation of the Transactions, which is expected to occur within the next 12 months, is subject to certain conditions, including, among others, American Capital stockholder approval, Ares Capital stockholder approval, required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Act), receipt of certain third party consents, including consents from regulatory authorities in the United Kingdom and Guernsey and consents from investment funds representing 75% of the assets under management from such investment funds and products as of March 31, 2016, consummation of the Mortgage Manager Sale and other customary closing conditions.

The Merger Agreement also contains certain termination rights for American Capital and Ares Capital and provides that, in connection with the termination of the Merger Agreement under specified circumstances (including as more specifically described above), American Capital or Ares Capital may be required to pay the other party a termination fee of $140 million.

The foregoing description of the Transactions and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated into this current report on Form 8-K by reference.

The schedules to the Merger Agreement, which include lists of items required to be disclosed by, and exceptions to, the representations, warranties and covenants contained in the Merger Agreement, have not been filed.  Upon request, Ares Capital will furnish supplementally to the SEC a copy of any omitted exhibit or schedule.

In connection with the Transactions, Ares Capital has suspended its stock repurchase program pending the consummation of the Merger Agreement.

Transaction Support Agreement

Additionally, on May 23, 2016, Ares Capital entered into a Transaction Support and Fee Waiver Agreement with its investment adviser (the “Transaction Support Agreement”) in connection with the Transactions.  Under the terms of the Transaction Support Agreement, Ares Capital Management will (i) provide $275 million of cash consideration, or $1.20 per share of American Capital Common Stock, payable to American Capital shareholders in accordance with the terms and conditions set forth in the Merger Agreement at closing and (ii) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the Transactions, the lesser of (x) $10 million of the fee based on the Company’s net investment income payable pursuant to Ares Capital’s investment advisory and management agreement with Ares Capital Management (“income based fees”) and (y) the amount of income based fees for such quarter, to the extent earned and payable by Ares Capital in such quarter pursuant to and as calculated under the investment advisory agreement.  The financial support contemplated by the Transaction Support Agreement is conditioned upon completion of the Transactions, which is subject to the closing conditions described above. The Transaction Support Agreement is included as Exhibit 99.1 to this Form 8-K.

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No Offer or Solicitation

The information in this communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, American Capital and Ares Capital plan to file with the Securities and Exchange Commission (“SEC”) and mail to their respective stockholders a joint proxy statement on Schedule 14A (the “Joint Proxy Statement”), and Ares Capital plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”).  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AMERICAN CAPITAL, ARES CAPITAL, THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders will be able to obtain the Joint Proxy Statement, the Registration Statement and other documents filed with the SEC by American Capital and Ares Capital, free of charge, from the SEC’s web site at www.sec.gov and from either American Capital’s or Ares Capital’s web sites at www.americancapital.com or at www.arescapitalcorp.com.  Investors and security holders may also obtain free copies of the Joint Proxy Statement, the Registration Statement and other documents filed with the SEC from American Capital by contacting American Capital’s Investor Relations Department at 1-301-951-5917 or from Ares Capital by contacting Ares Capital’s Investor Relations Department at 1-888-818-5298.

Participants in the Solicitation

American Capital, Ares Capital and their respective directors, executive officers, other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding American Capital’s directors and executive officers is available in an amendment to its annual report for the year ended December 31, 2015 on Form 10-K/A (the “2016 Form 10-K/A”), filed with the SEC on April 29, 2016. Information regarding Ares Capital’s directors and executive officers is available in its definitive proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 24, 2016. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in American Capital’s 2016 Form 10-K/A and Ares Capital’s 2016 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed by such directors or executive offices, as the case may be, with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement and the Registration Statement when such documents become available. These documents may be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between American Capital and Ares Capital pursuant to a merger between American Capital and Ares Capital. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals or the Mortgage Manager Sale, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of each of American Capital and Ares Capital may not be obtained; (2) the risk that the Mergers or other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by American Capital and Ares Capital, or at all; (3) the ability of American Capital to effectively complete the Mortgage Manager Sale; (4) unexpected costs, charges or expenses resulting from the proposed transaction; (5) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (6) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of American Capital and Ares Capital; (7) the ability of the combined company to implement its business strategy; (8) difficulties and delays in achieving synergies and cost savings of the combined company; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the Merger Agreement; (11) the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in laws or regulations or interpretations of current laws and regulations that would impact Ares Capital’s classification as a business development company; (14) changes in general economic and/or industry specific conditions; and (15) other risk factors as detailed from time to time in American Capital’s and Ares Capital’s reports filed with the SEC, including American Capital’s and Ares Capital’s respective annual reports on Form 10-K for the year ended December 31, 2015, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC.

Any forward-looking statements speak only as of the date of this communication. Neither American Capital nor Ares Capital undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated May 23, 2016

99.1	Transaction Support and Fee Waiver Agreement, dated May 23, 2016, between Ares Capital Corporation and Ares Capital Management LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: May 26, 2016

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated May 23, 2016

99.1	Transaction Support and Fee Waiver Agreement, dated May 23, 2016, between Ares Capital Corporation and Ares Capital Management LLC